UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 4, 2004
                          -----------------------------
                                 Date of Report
                        (Date of earliest event reported)

                               ZYMOGENETICS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Washington                   000-33489                 91-1144498
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 (State or Other Jurisdiction     (Commission File No.)        (IRS Employer
      of Incorporation)                                      Identification No.)

            1201 Eastlake Avenue East, Seattle, Washington 98102-3702
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 442-6600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


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|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01. Entry into Material Definitive Agreement.

     On October 5, 2004, ZymoGenetics, Inc. issued a press release announcing it entered into a license agreement with Novo Nordisk A/S ("Novo"), dated October 4, 2004 (the "License Agreement"), with respect to recombinant Factor XIII. The License Agreement provides that Novo will develop and commercialize recombinant Factor XIII on a worldwide basis and will pay ZymoGenetics an upfront fee plus potential milestones and royalties. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

     Until November 2000, ZymoGenetics was a wholly-owned subsidiary of Novo. ZymoGenetics became an independent company in a transaction that included a private placement by a group of independent investors. Novo currently owns approximately 40% of ZymoGenetics' outstanding shares of common stock and controls two out of eight board seats on the ZymoGenetics board of directors. ZymoGenetics and Novo are parties to several licensing agreements, including an Option and License Agreement entered into in November 2000 pursuant to which Novo has paid $7.5 million per year in exchange for an option to license rights to certain proteins, generally outside North America. Novo has, to date, exercised its option with respect to six proteins. The Option and License Agreement expires in November 2006.

Item 9.01. Financial Statements and Exhibits.

     (c)  99.1 Press Release issued October 5, 2004.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ZYMOGENETICS, INC.


Dated:  October 5, 2004                              By  /s/ James A. Johnson
                                                         -----------------------
                                                         James A. Johnson
                                                         Chief Financial Officer

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                                  Exhibit Index

                   99.1 Press Release issued October 5, 2004.